UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2021

Castle Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38984	77-0701774
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 S. Friendswood Drive, Suite 401 Friendswood, Texas	77546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 788-9007

820 S. Friendswood Drive, Suite 201
Friendswood, Texas 77546
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CSTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2021, the board of directors of Castle Biosciences, Inc. (the “Company”) appointed Kristen M. Oelschlager, R.N. as Chief Operating Officer of the Company.

Ms. Oelschlager, 53, had previously been serving as the Company’s Chief Operations Officer since August 2020. Prior to that, Ms. Oelschlager served as the Company’s Senior Vice President of Clinical Operations from January 2018 to August 2020, Vice President of Clinical Operations from 2013 to 2018 and Executive Director of Operations from October 2008 to 2013. From May 1996 to September 2008, Ms. Oelschlager served as Director of Clinical Research of Arizona Pulmonary Specialists. Ms. Oelschlager completed her core nursing requirements at Purdue University and holds an A.S. degree in Nursing from Indiana Vocational Technical College.

There is no arrangement or understanding between Ms. Oelschlager and any other person pursuant to which Ms. Oelschlager was selected as an officer. There is no family relationship between Ms. Oelschlager and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer.

There was no change to Ms. Oelschlager’s compensation in connection with her appointment to Chief Operating Officer.

Ms. Oelschlager’s daughter, Allysa Oelschlager, and son-in-law, Joshua Albers, are employed by the Company in non-officer positions. For the year ended December 31, 2020, Allysa Oelschlager and Joshua Albers received aggregate compensation of $337,110 and $344,038, respectively, of which $208,518 and $183,642, respectively, is the aggregate grant date fair value of option awards and stock awards. For the year ended December 31, 2019, Allysa Oelschlager and Joshua Albers received aggregate compensation of $152,859 and $170,237, respectively, of which $41,359 and $42,930, respectively, is the aggregate grant date fair value of option awards. The compensation for each of Allysa Oelschlager and Joshua Albers was established by the Company in accordance with its compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions, without the involvement of Ms. Oelschlager. These amounts of compensation were calculated using the same methodology used in calculating the amount of compensation for the Company’s named executive officers as described under “Executive Compensation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLE BIOSCIENCES, INC.

	By:	/s/ Derek J. Maetzold
Derek J. Maetzold
President and Chief Executive Officer
Date: April 9, 2021